Exhibit 99.1

Environmental Solutions Group Holdings Limited and Genesis Unicorn Capital Corp. Announce Closing of Business Combination

Environmental Solutions Group Holdings Limited to Begin Trading on August 4th on the Nasdaq Under New Ticker Symbol “ESGL”

Singapore & New York, NY, August 3, 2023 (GLOBE NEWSWIRE)— Environmental Solutions Group Holdings Limited (“ESA Holdings”), a sustainable waste solutions provider whose mission is to recycle industrial waste into circular products using innovative technologies and renewable energy through its operating entity in Singapore, Environmental Solutions (Asia) Pte. Ltd. (“ESA”), and Genesis Unicorn Capital Corp. (NASDAQ: GENQ) (“Genesis”), a special purpose acquisition company, today announced the successful closing of their previously announced business combination (the “Business Combination”). The Business Combination was approved at a special meeting of Genesis stockholders on July 26, 2023, and closed on August 2, 2023.

The combined company is named ESGL Holdings Limited (“ESGL” or the “Company”) and will be led by ESA’s existing management team. The combined company’s common stock and public warrants are expected to begin trading on August 4, 2023, on the Nasdaq under the ticker symbols “ESGL” and “ESGLW,” respectively.

“The closing of the transaction and our listing on Nasdaq is an important milestone and an incredibly proud moment for the entire ESGL team,” said Quek Leng Chuang, Founder, CEO, and Chairman of the Board of ESGL. “ESGL is uniquely positioned to harness the momentum of Singapore’s sustainability drive and carbon reduction objectives. With our commitment to innovative technologies and renewable energy, we effectively convert industrial waste into circular products, aligning with our core mission. This strategic transaction bolsters our access to capital, empowering us to seize multiple avenues for growth. As we advance our mission of circularity and sustainability, we enable our partners to reduce their environmental impact, contributing to creating a more resilient planet.”

Samuel Lui, President and CFO of Genesis, commented, “We are excited to complete our business combination with ESGL and help support its growth strategy. Beyond Singapore, the ASEAN market is also grappling with the challenges posed by untreated plastic and industrial hazardous waste. ESGL aims to collaborate with its multinational corporate clients to extend its waste treatment solutions and capacities to other ASEAN countries, where stringent supply-chain environmental, social, and governance (ESG) mandates are increasingly in place. Together, we look forward to creating a positive environmental impact across Singapore and the broader ASEAN region.”

Advisors

EF Hutton, division of Benchmark Investments, LLC served as capital markets advisor to Genesis. Loeb & Loeb LLP acted as legal advisor to Genesis. ARC Group acted as financial advisor to ESA. Saul Ewing LLP and Taylor Wessing served as legal advisors to ESA.

About Environmental Solutions Group Holdings Limited

Environmental Solutions Group Holdings Limited (“ESA Holdings”) is a holding company incorporated as an exempted company under the laws of the Cayman Islands. ESA Holdings conducted all its operations through its operating entity incorporated in Singapore, Environmental Solutions (Asia) Pte. Ltd. (“ESA”). ESA is a waste management, treatment and recycling company involved in the collection and recycling of hazardous and non-hazardous industrial waste from customers such as pharmaceutical, semiconductor, petrochemical and electroplating companies. ESA currently has two revenue streams, including 1) services income which is primarily comprised of the fees it charges its customers for its waste collection and disposal services, which fees are similar to those charged by ESA’s competitors, and 2) the sales and trading of ESA’s circular products made and processed from the recycled waste collected from its customers with respect to its waste collection and disposal services, which ESA believes makes it a unique and environmentally friendly offering in the marketplace.

On November 30, 2022, ESA Holdings and Genesis entered into a definitive agreement for a business combination. Upon the closing of the business combination on August 2, 2023, the combined company is named ESGL Holdings Limited and its new ticker symbol will be “ESGL” commencing with trading on August 4, 2023. For more information, please visit www.esgl.asia for company filings.

About Genesis Unicorn Capital Corp.

Genesis Unicorn Capital Corp. is a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. For more information, please visit www.genesisunicorn.com for company filings.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may be considered contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on ESGL managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) changes in domestic and foreign business, market, financial, political and legal conditions; (2) the outcome of any legal proceedings that are or may be instituted against the combined company or others; (3) the failure to obtain financing to fund the combined company’s operations and growth following the closing of the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations of ESA as a result of the announcement and consummation of the Business Combination; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners and retain its management and key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that ESA or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (9) the availability of capital and estimates of expenses; (10) changes in the assumptions underlying management’s expectations regarding the combined company’s future business or business model; and (11) and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Proxy Statement, and other documents filed or to be filed from time to time with the SEC by the Company.

A further list and description of risks and uncertainties can be found in Genesis’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, and the Proxy Statement, in each case, under the heading “Risk Factors,” and other documents of Genesis and ESGL filed, or to be filed, from time to time with the SEC. If any of these risks materialize or Genesis’s and ESGL’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that ESGL does not presently know or that ESGL currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect ESGL’s expectations, plans or forecasts of future events and views as of the date of this press release. ESGL anticipates that subsequent events and developments will cause ESGL’s assessments to change. However, while ESGL may elect to update these forward-looking statements at some point in the future, ESGL specifically disclaims any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing ESGL’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Investor / Media Contact:

Crocker Coulson

CEO, AUM Media, Inc.

(646) 652 7185

crocker.coulson@aummedia.org

ESGL Contact:

Lawrence Law

Chief Sustainability and Growth Officer

ESGL Holdings Limited

(65) 6653 2299

lawrence.law@env-solutions.com